UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2009
____________________

INTELGENX TECHNOLOGIES CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction	(Commission File No.)	(IRS Employer ID)
of incorporation)

6425 Abrams, Ville Saint Laurent, Quebec, H4S 1X9 Canada
(Address of principal executive offices and Zip Code)

(514) 331-7440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

IntelGenx Technologies Corp. ("IntelGenx" or the "Company") announced today that effective March 17, 2009 David Coffin-Beach resigned from the Company’s Board of Directors for personal reasons. Mr. Coffin-Beach has been a Director of IntelGenx since June 2006.  There were no disagreements or misunderstandings between Mr. Coffin-Beach and the Company regarding any matter relating to the Company’s operations, policies or practices. The board of directors plans to appoint a new director within the next few weeks to fill the position vacated by Mr. Coffin-Beach.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.

By: /s/	Horst Zerbe
Horst Zerbe
Date: March 17, 2009	President and Chief
Executive Officer